UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21465
ING Clarion Global Real Estate Income Fund

(Exact name of registrant as specified in charter)
201 King of Prussia Road
Radnor, PA 19087

(Address of principal executive offices) (Zip code)
T. Ritson Ferguson, President and Chief Executive Officer
ING Clarion Global Real Estate Income Fund
201 King of Prussia Road
Radnor, PA 19087

(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-888-711-4272
Date of fiscal year end: December 31
Date of reporting period: December 31, 2008
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report(s) to Stockholders.
The Trust’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Annual Report

December 31, 2008

ING Clarion Global Real Estate Income Fund

ING REAL ESTATE

ING Clarion Global Real Estate Income Fund (‘the Fund”), acting in accordance with an exemptive order received from the Securities and Exchange Commission (‘SEC”) and with approval of its Board of Trustees (the “Board”), has adopted a managed distribution policy (the “Policy”) with the purpose of distributing over the course of each year, through periodic distributions as nearly equal as practicable and any required special distributions, an amount closely approximating the total taxable income of the Fund during such year and all of the returns of capital paid by portfolio companies to the Fund during such year. In accordance with its Policy, the Fund distributes a fixed amount per common share, currently $0.045, each month to its common shareholders. This amount is subject to change from time to time in the discretion of the Board. Although the level of distributions is independent of fund performance, the Fund expects such distributions to correlate with its performance over time. Each monthly distribution to shareholder is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential increases or decreases in the final dividend periods for each year in light of the Fund’s performance for the entire calendar year and to enable the Fund to comply with the distribution requirements imposed by the Internal Revenue Code. Over time, the Fund expects that the distribution rate in relation to the Fund’s Net Asset Value (“NAV”) will approximately equal the Fund’s total return on NAV.

The fixed amount of distributions will be reviewed and amended as necessary by the Board at regular intervals with consideration of the level of investment income and realized gains. The Board strives to establish a level regular distribution that will meet the Fund’s requirement to pay out all taxable income (including amounts representing return of capital paid by portfolio companies) with a minimum of special distributions. The Fund’s total return in relation to changes in NAV) is presented in the financial highlights table. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s managed distribution policy. The Board may amend or terminate the managed distribution policy without prior notice to Fund shareholders.

Shareholders should note that the Fund’s Policy is subject to change or termination as a result of many factors. The Fund is subject to risks through ownership of its portfolio company holdings including, but not limited to, declines in the value of real estate held by the portfolio company, risks related to general and local economic conditions, and portfolio company losses. Moreover, an economic downturn could have a material adverse effect on the real estate markets and on real estate companies in which the Fund invests, which in turn could result in the Fund not achieving its investment or distribution objectives thereby jeopardizing the continuance of the Policy. Please refer to the prospectus for a fuller description of the Fund’s risks.

ING Clarion Global Real Estate Income Fund
Letter to Shareholders ï

Dear Shareholder:

The following is the 2008 annual report for the ING Clarion Global Real Estate Income Fund (the “Fund”).

Performance Review

2008 was an extraordinarily challenging year. Real estate stocks suffered their worst year ever as equity markets around the world plunged. Real estate stocks as measured by the S&P Developed Property Index(1) fell –48% in 2008, including a drop of –46% in the last 7 months of the year. There were no safe havens as real estate stocks declined in all regions. In local currencies: North American real estate stocks fell –39% including US REITs, European real estate stocks fell –47% and Asian real estate stocks fell –52%. Preferred stocks fared better, but the MS REIT Preferred Index(2) still declined –19% for the year (including –24% in the last 6 months).

The NAV return of the Fund was down –61% for the year. The market return (change in share price plus dividends) was down –67% as the discount to NAV widened to –29% by year-end.

Leverage was a significant factor in the Fund’s poor NAV results. Since inception, the Fund has used leverage (principally in the form of Adjustable Rate Preferred Stock (“ARPS”) to enhance its income characteristics. In stable markets, leverage has the ability to increase income for common shareholders (by earning a spread over the cost of leverage) with negligible impacts on NAV. However, leverage magnifies the effect of rising or falling markets. We made several efforts to proactively reduce the Fund’s leverage during the year through partial redemptions of ARPS. In March, we were one of the first Funds to announce a partial redemption of $200 million after the ARPS market “froze” and the required dividend costs rose sharply. We redeemed another $340 million in October and November after having raised cash in September and October before the significant stock price declines experienced towards the end of the year. However, even as we redeemed large amounts of ARPS the subsequent market price declines returned leverage as a ratio of the Fund’s remaining asset value to pre-redemption levels. We even held large cash positions in the last four months of the year. Our returns on gross assets invested were actually better than the –42.5% decline of a blended “benchmark” of 80% global real estate stocks and 20% REIT preferred stock. However, with leverage of nearly 40% through much of the year, the decline in gross asset value was magnified by about 1.5 times at the NAV level.

In November, we lowered the Fund’s dividend to a monthly rate of $0.045 per share (or $0.54 annualized). From the beginning of the year, we indicated that the Fund’s dividend was being reviewed by the Board. After several years of significant special dividends and declines in stock prices that began in late 2007, it was apparent that the dividend was sustainable only with continued realization of gains imbedded in the portfolio. Dividends paid prior to the announced reduction were justified based on the level of dividends we were receiving on our portfolio investments and realized gains from sales of our investments made earlier in the year. However, the magnitude of the large declines in the market value of our investments in the last few months of 2008 and the loss of imbedded gains in the portfolio made it necessary to reset the dividend to a level in-line with the income generating capability of the now smaller fund. The Board reset the dividend with consideration of a de-leveraging strategy and without reliance on harvesting capital gains.

We have tried to be proactive in our communications to our shareholders in these difficult times. We held our first all-shareholder conference call in November which attracted over 250 live participants and was downloaded over 1200 times from our website.

(1)	The S&P Developed Property Index is an unmanaged market-weighted total return index which consists of over 350 real estate companies from 18 developed markets with a free float total market capitalization of at least U.S. $100 million that derive more than 60% of their revenue from real estate development, management, rental and/or direct investment in physical property.

(2)	The MS REIT Preferred Index is a preferred stock market capitalization weighted index of all exchange traded preferred securities of equity REITs.

Annual Report ï December 31, 2008 ï 1

ING Clarion Global Real Estate Income Fund ï Letter to Shareholders continued

Portfolio Review

The portfolio is well diversified by property type and geography as shown in the two pie charts below. One notable change in the portfolio was the increase in Preferred stock to 16% at year end. In this market, we consider the risk-reward ratio of many REIT preferreds to be attractive. Yields are above 10% for most of our holdings offering an attractive spread to common stock dividend yields despite a more senior position in the capital structure of the company’s balance sheet.

* Cash is invested in a money market fund

The other notable change in the portfolio was the substantial increase in our cash position to 8% at year end. We continued to build that cash position in the new year to enable us to accomplish the full redemption of ARPS announced in January. Given the continuing volatility in the market and the uncertain economic environment, the Board and manager have opted to redeem the last of the ARPS in early 2009 and eliminate the structural use of leverage. Instead, we will run the Fund with only tactical use of leverage. This move should allow us to mitigate the magnifying effects of volatile markets on NAV changes while preserving the ability to use low cost borrowings occasionally to enhance income and total returns for the Fund’s common shareholders. The portfolio is positioned to maintain the dividend paying capability of the Fund and to reduce NAV volatility due to leverage effects.

Market Commentary

Challenges will continue in 2009. The economic outlook is not good. Real estate fundamentals are softening as a result of the weakening economies. We expect the news flow to get worse in terms of private market real estate in 2009, which will affect the mood about real estate in general. Therefore, it may be difficult for real estate stocks to mount a sustainable and meaningful rally early in the year. We expect volatility to stay with us for the early part of the year ... and we will continue to look for ways to exploit “Mr. Market’s” manic-depressive behavior to our shareholders’ advantage.

The consensus is for the economies of most developed nations to be in recession in 2009, possibly the most severe recession seen in several decades. If central bankers and governments remain vigilant and committed to mitigating the effects of the present financial crisis, we expect the basis for a recovery to be established in late 2009 or early 2010. Real estate stock prices incorporate a fairly pessimistic view of the economy, thereby mitigating further downside.

Real estate stocks have priced in a 35%-40% reduction in commercial real estate values, which overshoots our anticipated 30% reduction. Real estate stocks offer investors an ability to buy real estate now at prices which may not be available in the private market for another 12-24 months, if ever. We have taken our estimates of gross asset values down approximately 30% from peak levels. Our NAV estimates are considerably more conservative than the valuations reported in indices of private market real estate values (e.g., NCREIF and even IPD) or those reflected in many real estate private equity open- and closed-end real estate funds. The public markets have discounted a more pessimistic outcome. At the end of 2008, the average discount to our significantly reduced estimates of NAV was 13% worldwide. Though we expect the private market indices and real estate funds to report declining values through 2009, we believe our NAVs should prove to be a reasonable gauge of value. Accordingly, it appears to us that real estate stocks offer some compelling value.

(3)	Percentages presented are based on managed fund assets and are subject to change.

2 ï Annual Report ï December 31, 2008

ING Clarion Global Real Estate Income Fund ï Letter to Shareholders continued

A stronger listed real estate market is emerging. These difficult times will force the marginal companies from the market. Some companies may prove too leveraged or too weak to survive another tough real estate cycle. The Darwinian process of the “survival of the fittest” will create the basis for the next leg of growth of the listed sector. We believe that the surviving real estate companies from this cycle are going to become some of the opportunistic buyers capitalizing on the distress of forced sellers. This should lead to outsized earnings growth and good total returns. The returns of U.S. REITs during the period from 1991 to 1997 were VERY COMPELLING, averaging 16% per annum. History shows that REITs can be a very good way to play the upcycles and, generally, as a good way to play the real estate asset class over the long term.

Investors’ appreciation for liquid forms of real estate investing will increase demand for real estate stocks again. Real estate investors coming out of this market experience are going to want to have more-liquid options for investing in real estate rather than less-liquid options. The pain that private equity real estate investors are feeling and are going to feel over the next year or so, as they try to get their money out of open-end funds with long queues or by selling real estate assets into markets with no bidders, is going to highlight some of the disadvantages of private real estate. Though the volatility of listed real estate is attracting negative attention, investors may very well accept more volatility if it means real liquidity.

This bear market is deeper than and nearly as long as any of the previous declines in real estate stocks and may have run its course. The rolling twelve month returns for real estate stocks in each of the major regions has now nearly equaled or surpassed any of the drawdowns in the last 15 to 20 years, including the early 90’s when real estate went through what some have labeled a depression for our industry. After each of the previous troughs, there has usually followed a period of improving performance, sometimes significant. We do know from the historical data that REITs have never had negative returns for three calendar years in a row. Past is not always prologue, especially in these challenging times, but history at least gives us some reason for hope for a better year ahead!

Real estate companies’ dividends look attractive. Relative to government bonds, dividend yields are offering spreads well above average in every market near peak spread levels observed over the last 20 years in most regions. Even relative to the corporate bond market, REIT dividend yields are trading at spreads much more attractive than the long-term averages. Though we expect modest earnings declines for real estate companies in 2009, we expect the decline to moderate in 2010. The downturn in the economy will put pressure on real estate companies’ earnings, but the effect will be lagged and muted because of the contracts/leases which are in place.

We believe there are continuing merits of a closed-end fund with a high income focus. The closed-end format allows us to hold high income investments like REIT preferreds in a much higher proportion than would be advisable in an open-end fund. We can also maintain low cash balances to maximize income per share. By changing our leverage policy to be more tactical than strategic, we think it will be possible to mitigate the negative effects of leverage in volatile markets without compromising the ability to enhance income and capital appreciation through prudent tactical use of leverage. Even without leverage, we believe the Funds’ portfolio can generate an attractive yield on NAV (and share price) for our continuing shareholders. This is especially true for a fund with a global charter which expands and diversifies the investment opportunity set for your manager.

We appreciate your continued faith and confidence.

Sincerely,

T. Ritson Ferguson President and Chief Executive Officer	Steven D. Burton Co-Portfolio Manager

The views expressed represent the opinion of ING Clarion Real Estate Securities and are subject to change and are not intended as a forecast or guarantee of future results. This material is for informational purposes only, does not constitute investment advice, and is not intended as an endorsement of any specific investment. Information and opinions are derived from proprietary and non-proprietary sources.

Annual Report ï December 31, 2008 ï 3

ING Clarion Global Real Estate Income Fund
Portfolio of Investments ï December 31, 2008

		Market
Shares		Value

	Long-Term Investments – 149.4%
	Common Stock – 121.3%
	Real Estate Investment Trusts (“REIT”) – 121.3%
	Australia – 10.4%
29,967,000	Dexus Property Group	$17,132,250
16,907,508	Goodman Group	8,723,055
14,384,178	Macquarie CountryWide Trust	2,106,016
3,632,427	Westfield Group	32,796,231

		60,757,552

	Brazil – 0.7%
1,132,100	BR Malls Participacoes SA (a)	4,417,714

	Canada – 8.2%
200,100	Calloway Real Estate Investment Trust	1,839,721
264,600	Calloway Real Estate Investment Trust (b)	2,432,734
500,000	Crombie Real Estate Investment Trust (b)	3,142,973
884,800	H&R Real Estate Investment Trust	5,339,619
2,282,900	InnVest Real Estate Investment Trust	7,138,108
440,000	InnVest Real Estate Investment Trust (b)	1,375,780
700,000	Primaris Retail Real Estate Investment Trust (b)	6,067,234
1,878,800	RioCan Real Estate Investment Trust	20,789,314

		48,125,483

	Finland – 1.0%
2,528,457	Citycon Oyj	5,904,662

	France -10.8%
25,702	Mercialys SA	809,218
384,782	Societe de la Tour Eiffel	17,971,494
300,578	Unibail-Rodamco	44,497,639

		63,278,351

	Hong Kong – 7.5%
7,000,000	Agile Property Holdings Ltd.	3,648,938
8,261,500	China Overseas Land & Investment Ltd.	11,491,183
3,383,000	Hang Lung Properties Ltd.	7,350,742
3,062,900	Hongkong Land Holdings Ltd.	7,595,992
5,353,000	Link REIT (The)	8,840,856
590,000	Sun Hung Kai Properties Ltd.	4,917,809

		43,845,520

	Japan – 8.0%
400	Frontier Real Estate Investment Corp.	2,184,225
2,388	Japan Retail Fund Investment Corp.	10,142,085
575,000	Mitsubishi Estate Co., Ltd.	9,178,433
533,000	Mitsui Fudosan Co., Ltd.	8,590,325
900	Nomura Real Estate Office Fund, Inc.	5,738,555
1,034	Nippon Building Fund, Inc.	11,155,565

		46,989,188

	Netherlands – 18.0%
116,780	Corio NV	5,339,032
357,401	Eurocommercial Properties NV	11,923,319
1,136,730	Nieuwe Steen Investments NV	17,713,040
317,161	VastNed Retail NV	15,871,298
624,400	Wereldhave NV	54,680,643

		105,527,332

	New Zealand – 0.9%
9,050,000	Goodman Property Trust	5,024,378

	Singapore – 1.7%
500,000	CapitaLand Ltd.	1,079,299
8,000,000	CapitaMall Trust	8,828,735

		9,908,034

	United Kingdom – 9.9%
1,367,200	British Land Co. Plc	10,830,965
945,400	Great Portland Estates Plc	3,534,048
759,242	Hammerson Plc	5,840,063
1,902,400	Land Securities Group Plc	25,190,975
3,621,876	Segro Plc	12,862,164

		58,258,215

	United States – 44.2%
285,800	BioMed Realty Trust, Inc.	3,349,576
100,000	BRE Properties, Inc.	2,798,000
688,100	Camden Property Trust	21,565,054
1,308,500	Extra Space Storage, Inc.	13,503,720
266,400	Health Care REIT, Inc.	11,242,080
475,000	Highwoods Properties, Inc.	12,996,000
1,194,300	Kimco Realty Corp.	21,831,804
1,460,990	Liberty Property Trust	33,354,402
1,156,900	Macerich Co. (The)	21,009,304
885,900	Nationwide Health Properties, Inc.	25,443,048
1,779,170	OMEGA Healthcare Investors, Inc.	28,413,345
498,800	Regency Centers Corp.	23,293,960
425,735	SL Green Realty Corp.	11,026,536
171,100	Sovran Self Storage, Inc.	6,159,600
858,100	UDR, Inc.	11,833,199
712,120	Verde Realty (a)(c)	11,749,980

		259,569,608

	Total Common Stock (cost $1,030,468,018)	711,606,037

See notes to financial statements.

4 ï Annual Report ï December 31, 2008

ING Clarion Global Real Estate Income Fund ï Portfolio of Investments continued

		Market
Shares		Value

	Preferred Stock – 26.6%
	Real Estate Investment Trusts (“REIT”) – 26.6%
	United States – 26.6%
450,000	Alexandria Real Estate Equities, Inc., Series C	$8,986,500
80,500	Apartment Investment & Management Co., Series U	1,114,925
400,000	Apartment Investment & Management Co., Series V	5,496,000
400,000	Apartment Investment & Management Co., Series Y	5,500,000
174,000	Associated Estates Realty Corp.	2,844,900
400,000	BioMed Realty Trust, Inc., Series A	5,648,000
207,700	Cedar Shopping Centers, Inc.	2,882,876
125,000	Digital Realty Trust, Inc., Series B	1,853,750
200,800	Duke Realty Corp., Series M	2,188,720
121,700	Eagle Hospitality Properties Trust	391,728
400,000	Entertainment Properties Trust, Series D	5,000,000
430,700	Glimcher Realty Trust, Series G	2,683,261
520,000	Health Care REIT, Inc., Series F	9,620,000
905,600	Host Hotels & Resorts, Inc., Series E	15,576,320
210,000	Innkeepers USA Trust, Series C	367,500
765,000	iStar Financial, Inc., Series I	2,776,950
200,000	LaSalle Hotel Properties, Series D	2,260,000
523,200	LaSalle Hotel Properties, Series E	6,744,048
520,000	LaSalle Hotel Properties, Series G	6,240,000
1,000,000	LTC Properties, Inc., Series F	21,000,000
200,000	Mid-America Apartment Communities, Inc., Series H	4,348,000
137,100	National Retail Properties, Inc., Series C	2,262,150
120,000	OMEGA Healthcare Investors, Inc., Series D	2,271,600
320,000	PS Business Parks, Inc., Series O	5,440,000
320,000	Public Storage, Series K	7,040,000
360,000	Public Storage, Series M	6,660,000
192,500	SL Green Realty Corp., Series C	2,827,825
200,000	SL Green Realty Corp., Series D	3,020,000
275,000	Strategic Hotels & Resorts, Inc. (b)	1,185,937
400,000	Strategic Hotels & Resorts, Inc., Series B	1,740,000
363,600	Strategic Hotels & Resorts, Inc., Series C	1,545,300
142,600	Taubman Centers, Inc., Series G	2,210,300
373,500	Taubman Centers, Inc., Series H	5,976,000
337,500	W2007 Grace Acquisition I, Inc., Series C	421,875

	Total Preferred Stock (cost $293,977,040)	156,124,465

	Investment Companies – 1.3%
	United Kingdom – 1.3%
15,495,600	ING UK Real Estate Income Trust Ltd. +	5,012,731
547,200	ProLogis European Properties	2,441,638

	Total Investment Companies (cost $37,560,969)	7,454,369

	Purchased Options (a) – 0.2%
	Brazil – 0.1%
438,400	Brascan Residential Properties SA
	expiring 10/22/09 @ $0 (Counterparty is Merrill Lynch International)	464,343

	India – 0.1%
518,800	Unitech Ltd.
	expiring 5/29/13 @ $0 (Counterparty is MacQuarie Bank Limited)	432,866

	Total Purchased Options (cost $6,482,722)	897,209

	Rights (a) – 0.0%
	Hong Kong – 0.0%
330,460	China Overseas Land & Investment Ltd.
	expiring 1/21/09 @ $0 (cost $0)	123,985

	Total Long-Term Investments – 149.4% (cost $1,368,488,749)	876,206,065

	Short-Term Investments – 12.2%
	Money Market Fund – 12.2%
71,612,711	The Bank of New York Cash Reserve Fund (cost $71,612,711)	71,612,711

	Total Investments – 161.6% (cost $1,440,101,460)	947,818,776
	Other Assets less Liabilities – 1.5%	8,706,053
	Preferred shares, at redemption value – (63.1)%	(370,000,000)

	Net Assets Applicable to Common Shares – 100% (d)	$586,524,829

(a)	Non-income producing security.

(b)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At December 31, 2008, the securities amounted to $14,204,658 or 2.4% of net assets.

(c)	Fair valued pursuant to guidelines approved by the board.

(d)	Portfolio percentages are calculated based on Net Assets Applicable to Common Shares.

+	Investments in companies considered to be an affiliate of the Trust (such companies are defined as “Affiliated Companies” in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

Affiliate	Gross Additions	Gross Reductions	Dividend Income

ING UK Real Estate Income Trust Ltd.	$–	$–	$1,630,018

See notes to financial statements.

Annual Report ï December 31, 2008 ï 5

ING Clarion Global Real Estate Income Fund
Statement of Assets and Liabilities ï December 31, 2008

Assets
Investments, at value (cost $1,412,595,314)	$942,806,045
Investment in affiliate (cost $27,506,146)	5,012,731
Cash (including foreign currency of $2,527,953 with a cost of $2,475,862)	2,475,110
Dividends and interest receivable	10,171,336
Dividend withholding reclaims receivable	1,132,338
Other assets	130,667

Total Assets	961,728,227

Liabilities
Unrealized depreciation on swap contracts	4,089,680
Management fee payable	457,360
Dividends payable – preferred shares	156,013
Accrued expenses and other liabilities	500,345

Total Liabilities	5,203,398

Preferred Shares, at redemption value
$0.001 par value per share; 14,800 Auction Preferred Shares authorized, issued and outstanding at $25,000 per share liquidation preference	370,000,000

Net Assets Applicable to Common Shares	$586,524,829

Composition of Net Assets Applicable to Common Shares
Common Shares, $0.001 par value per share; unlimited number of shares authorized, 104,201,527 shares issued and outstanding	$104,202
Additional paid-in capital	1,261,468,144
Distributions in excess of net investment income	(9,312,152)
Accumulated net realized loss on investments, swap contracts and foreign currency transactions	(169,364,409)
Net unrealized depreciation on investments, swap contracts and foreign currency denominated assets and liabilities	(496,370,956)

Net Assets Applicable to Common Shares	$586,524,829

Net Asset Value Applicable to Common Shares
(based on 104,201,527 common shares outstanding)	$5.63

See notes to financial statements.

6 ï Annual Report ï December 31, 2008

ING Clarion Global Real Estate Income Fund
Statement of Operations ï For the Year Ended December 31, 2008

Investment Income
Dividends (net of foreign withholding taxes of $4,896,704)	$128,917,012
Dividends from affiliate	1,630,018
Interest	125,418

Total Investment Income		$130,672,448

Expenses
Management fees	16,670,275
Auction agent fees – preferred shares	1,839,477
Printing and mailing fees	627,941
Administration fees	408,508
Custodian fees	304,193
Transfer agent fees	301,638
Legal fees	203,776
Insurance fees	178,071
Trustees’ fees and expenses	128,925
NYSE listing fee	90,715
Audit fees	68,230
Rating agency fees	12,200
Interest expense on line of credit	2,252
Miscellaneous expenses	23,648

Total Expenses		20,859,849
Management fee waived		(4,903,022)

Net Expenses		15,956,827

Net Investment Income		114,715,621

Net Realized and Unrealized Gain (Loss) on Investments, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investments		(75,269,604)
Swap contracts		(2,293,027)
Foreign currency transactions		(1,045,335)

Total Net Realized Loss		(78,607,966)

Net change in unrealized appreciation/depreciation on:
Investments		(973,243,450)
Swap contracts		(2,406,243)
Foreign currency denominated assets and liabilities		(106,393)

Total Net Change in Unrealized Appreciation/Depreciation		(975,756,086)

Net Loss on Investments, Swap Contracts and Foreign Currency Transactions		(1,054,364,052)

Dividends and Distributions on Preferred Shares from
Capital gains		(25,955,111)

Net Decrease in Net Assets Applicable to Common Shares Resulting from Operations		$(965,603,542)

See notes to financial statements.

Annual Report ï December 31, 2008 ï 7

ING Clarion Global Real Estate Income Fund
Statements of Changes in Net Assets Applicable to Common Shares ï

	For The	For The
	Year Ended	Year Ended
	December 31, 2008	December 31, 2007

Change in Net Assets Applicable to Common
Shares Resulting from Operations
Net investment income	$114,715,621	$119,609,232
Net realized gain (loss) on investments, swap contracts and foreign currency transactions	(78,607,966)	195,207,036
Net change in unrealized appreciation/depreciation on investments, swap contracts and foreign currency denominated assets and liabilities	(975,756,086)	(612,235,588)
Dividends and distributions on Preferred Shares from net investment income and capital gains	(25,955,111)	(49,028,024)

Net decrease in net assets applicable to Common Shares resulting from operations	(965,603,542)	(346,447,344)

Dividends and Distributions on Common Shares
Distribution of net investment income	—	(185,813,601)
Distribution of capital gains	(70,161,154)	(144,793,322)
Distribution of return of capital	(58,420,284)	—

Total dividends and distributions on Common Shares	(128,581,438)	(330,606,923)

Capital Share Transactions
Reinvestment of dividends	21,469,864	2,521,957
Offering expenses in connection with the issuance of Preferred Shares	—	(2,282,400)

Net increase from capital share transactions	21,469,864	239,557

Net Decrease in Net Assets	(1,072,715,116)	(676,814,710)

Net Assets Applicable to Common Shares
Beginning of year	1,659,239,945	2,336,054,655

End of year (net of distributions in excess of net investment income of $9,312,152 and $281,840,038, respectively)	$586,524,829	$1,659,239,945

See notes to financial statements.

8 ï Annual Report ï December 31, 2008

ING Clarion Global Real Estate Income Fund
Statement of Cash Flows ï For the Year Ended December 31, 2008

Cash Flows from Operating Activities:
Net decrease in net assets applicable to Common Shares resulting from operations	$(965,603,542)

Adjustments to Reconcile Net Decrease in Net Assets Applicable to Common Shares Resulting From Operations to Net Cash Provided by Operating and Investing Activities:
Net change in unrealized appreciation/depreciation on swap contracts	2,406,243
Net change in unrealized appreciation/depreciation on investments	973,243,450
Net realized gain on investments	75,269,604
Cost of long-term securities purchased	(134,924,131)
Proceeds from sale of long-term securities	735,956,116
Net purchase of short-term securities	(71,612,711)
Decrease in receivable for investment securities sold	28,429,055
Decrease in dividends and interest receivable	9,296,920
Decrease in dividend withholding reclaims receivable	59,341
Increase in other assets	(4,442)
Decrease in payable for investment securities purchased	(24,148,393)
Decrease in management fee payable	(926,600)
Decrease in accrued expenses and other liabilities	(81,429)

Net Cash Provided by Operating and Investing Activities	627,359,481

Cash Flows From Financing Activities:
Reinvestment of dividends	21,469,864
Cash distributions paid on common shares	(128,581,438)
Cash paid for the redemption of preferred shares	(540,000,000)
Decrease in dividends payable – preferred shares	(1,252,499)

Net Cash Used in Financing Activities	(648,364,073)

Net decrease in cash	(21,004,592)

Cash at Beginning of Year	23,479,702

Cash at End of Year	$2,475,110

See notes to financial statements.

Annual Report ï December 31, 2008 ï 9

ING Clarion Global Real Estate Income Fund
Financial Highlights ï

					For the Period
	For The	For The	For The	For The	February 18, 2004(1)
Per share operating performance for a Common Share	Year Ended	Year Ended	Year Ended	Year Ended	through
outstanding throughout the period	December 31, 2008	December 31, 2007	December 31, 2006	December 31, 2005	December 31, 2004

Net asset value, beginning of period	$16.16	$22.78	$17.23	$17.46	$14.33	(2)

Income from investment operations
Net investment income(3)	1.11	1.17	0.98	1.09	0.84
Net realized and unrealized gain (loss) on investments, swap contracts and foreign currency transactions	(10.15)	(4.07)	8.19	0.46	3.12
Dividends and distributions on Preferred Shares from net investment income and capital gains (common stock equivalent basis)	(0.25)	(0.48)	(0.35)	(0.23)	(0.08)

Total from investment operations	(9.29)	(3.38)	8.82	1.32	3.88

Dividends and distributions on Common Shares
Net investment income	—	(1.81)	(2.28)	(1.38)	(0.75)
Capital gains	(0.68)	(1.41)	(0.99)	(0.17)	—
Return of capital	(0.56)	—	—	—	—

Total dividends and distributions to Common Shareholders	(1.24)	(3.22)	(3.27)	(1.55)	(0.75)

Offering expenses in connection with the issuance of Preferred Shares	—	(0.02)	—	—	—

Net asset value, end of period	$5.63	$16.16	$22.78	$17.23	$17.46

Market value, end of period	$3.98	$13.83	$24.68	$16.30	$15.21

Total investment return(5)
Net asset value	(61.14)%	(15.82)%	53.42%	8.13%	28.20%	(4)
Market value	(67.38)%	(32.34)%	75.97%	18.32%	7.16%	(4)
Ratios and supplemental data
Net assets, applicable to Common Shares, end of period (thousands)	$586,525	$1,659,240	$2,336,055	$1,742,935	$1,765,799
Ratios to average net assets applicable to Common Shares of:
Net expenses, after fee waiver+	1.28%	1.38%	1.53%	1.34%	1.17%	(6)
Net expenses, before fee waiver+	1.67%	1.74%	1.89%	1.71%	1.53%	(6)
Net expenses, after the fee waiver excluding interest on line of credit+	1.28%	1.08%	1.06%	1.11%	1.07%	(6)
Net expenses, before fee waiver excluding interest on line of credit+	1.67%	1.44%	1.42%	1.48%	1.42%	(6)
Net investment income, after preferred share dividends	7.10%	3.17%	3.11%	5.11%	6.20%	(6)
Preferred share dividends	2.08%	2.20%	1.73%	1.39%	0.66%	(6)
Net investment income, before preferred share dividends+	9.18%	5.37%	4.84%	6.50%	6.86%	(6)
Ratios to average net assets applicable to Common & Preferred Shares of:
Net expenses, after fee waiver+	0.81%	0.95%	1.07%	0.91%	0.82%	(6)
Net expenses, before fee waiver+	1.06%	1.20%	1.32%	1.16%	1.07%	(6)
Net expenses, after fee waiver excluding interest on line of credit+	0.81%	0.74%	0.74%	0.75%	0.75%	(6)
Net expenses, before fee waiver excluding interest on line of credit+	1.06%	0.99%	0.99%	1.00%	1.00%	(6)
Net investment income, after preferred share dividends	4.53%	2.18%	2.18%	3.45%	4.35%	(6)
Preferred share dividends	1.32%	1.51%	1.21%	0.94%	0.46%	(6)
Net investment income, before preferred share dividends+	5.85%	3.69%	3.39%	4.39%	4.81%	(6)
Portfolio turnover rate	7.32%	6.10%	13.23%	21.79%	21.54%
Leverage analysis:
Preferred shares, at redemption value, ($25,000 per share liquidation preference) (thousands)	$370,000	$910,000	$710,000	$710,000	$710,000
Net asset coverage per share of preferred shares	$64,630	$70,584	$107,255	$86,368	$87,176

(1)	Commencement of operations.

(2)	Net asset value at February 18, 2004.

(3)	Based on average shares outstanding.

(4)	Total investment return on net asset value (“NAV”) is calculated assuming a purchase at the offering price of $15.00 (less $0.675 sales load) per share paid by the initial shareholder on the first day and a sale at NAV on the last day of the period reported. Total investment return based upon market value is calculated assuming a purchase of Common Shares at the then-current market price of $15.00 on February 25, 2004 (initial public offering).

(5)	Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust’s Dividend Reinvestment Plan. NAV total return is calculated assuming reinvestment of distributions at NAV on the date of the distribution.

(6)	Annualized.

+	Does not reflect the effects of dividends to Preferred Shareholders.

See notes to financial statements.

10 ï Annual Report ï December 31, 2008

ING Clarion Global Real Estate Income Fund
Notes to Financial Statements ï December 31, 2008

1.	Fund Organization
ING Clarion Global Real Estate Income Fund (the “Trust”) is a non-diversified, closed-end management investment company that was organized as a Delaware statutory trust on November 6, 2003 under the Investment Company Act of 1940, as amended. ING Clarion Real Estate Securities, L.P. (the “Advisor”) is the Trust’s investment advisor. The Trust commenced operations on February 18, 2004.

2.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Trust.

Securities Valuation – The net asset value of the common shares of the Trust will be computed based upon the value of the Trust’s portfolio securities and other assets. The Trust calculates net asset value per common share by subtracting the Trust’s liabilities (including accrued expenses, dividends payable and any borrowings of the Trust) and the liquidation value of any outstanding preferred shares from the Trust’s total assets (the value of the securities the Trust holds, plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of common shares of the Trust outstanding. Net asset value per common share will be determined as of the close of the regular trading session (usually 4:00 p.m., EST) on the New York Stock Exchange (“NYSE”) on each business day on which the NYSE is open for trading.

For purposes of determining the net asset value of the Trust, readily marketable portfolio assets traded principally on an exchange, or on a similar regulated market reporting contemporaneous transaction prices, are valued, except as indicated below, at the last sale price for such assets on such principal markets on the business day on which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Foreign securities are valued based upon quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trust’s Board of Trustees (the “Board”).

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities, which mature in 60 days or less are valued at, amortized cost, which approximates market value.

The Trust adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”) effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Trust would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Trust’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

For Level 1 inputs, the Fund uses unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value. The Fund’s Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities. For Level 3 valuation techniques, the Fund uses unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used as of December 31, 2008 in valuing the Trust’s investments carried at value:

	Fair Value Measurements at December 31, 2008 Using

		Quoted Prices in	Significant	Significant
		Active Market for	Other Observable	Unobservable
		Identical Assets	Inputs	Inputs
	Total	(Level 1)	(Level 2)	(Level 3)

Investments in Securities	$947,818,776	$779,820,346	$156,248,450	$11,749,980
Other Financial Instruments	(4,089,680)	—	(4,089,680)	—

Total	$943,729,096	$779,820,346	$152,158,770	$11,749,980

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Annual Report ï December 31, 2008 ï 11

ING Clarion Global Real Estate Income Fund ï Notes to Financial Statements continued

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments
in Securities

Balance as of December 31, 2007	$23,499,960
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(11,749,980)
Net purchases (sales)	—

Balance as of December 31, 2008	$11,749,980

Foreign Currency Translation – The books and records of the Trust are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the current rates of exchange;

(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Trust are presented at the foreign exchange rates and market values at the close of each fiscal period, the Trust does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Trust does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains or losses will be included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Trust’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets or liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Forward Exchange Currency Contracts – The Trust may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Trust.

The Trust’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Trust having a value at least equal to the aggregate amount of the Trust’s commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Trust has in that particular currency contract. As of December 31, 2008, the Trust did not hold any forward exchange currency contracts.

Securities Transactions and Investment Income - Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Distributions received from investments in REITs are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The portion of dividend attributable to the return of capital is recorded against the cost basis of the security. Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

Swaps - The Trust may enter into swap agreements.  A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Trust enters into interest rate swap agreements to manage its exposure to interest rate and credit risk. Interest rate swap agreements involve the exchange by the Trust with another party of their respective commitments to pay or receive interest. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the periodic reset date or termination date of the swap and is equal to the difference between the Trust’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Trust may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

12 ï Annual Report ï December 31, 2008

ING Clarion Global Real Estate Income Fund ï Notes to Financial Statements continued

The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

The Trust entered into interest rate swap agreements for the year ended December 31, 2008. Details of the swap agreements outstanding as of December 31, 2008 were as follows:

			Notional	Fixed	Floating
	FAS 157	Termination	Amount	Rate	Rate	Unrealized
Counterparty	Level*	Date	(000)	Paid	Received	Depreciation

Royal Bank of Canada	Level 2	7/01/2009	$200,000	4.32%	1 Month LIBOR	$(4,089,680)

*  FAS 157 level is not a part of regular reporting requirements for each security listed.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid on a monthly basis. Income dividends and capital gain distributions to common shareholders are recorded on the ex-dividend date. To the extent the Trust’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Trust not to distribute such gains.

On August 5, 2008, the Fund acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Trustees, adopted a managed distribution policy under which the Fund intends to make regular monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. With this new policy the Fund can now include long-term capital gains in its distribution as frequently as twelve times a year. In practice, the Board of Trustees views their approval of this policy as a potential means of further supporting the market price of the Fund through the payment of a steady and predictable level of cash distributions to shareholders.

The current monthly rate is $0.045 per share. The Trust continues to evaluate its monthly distribution policy in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

Use of Estimates – The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

3.	Concentration of Risk
Under normal market conditions, the Trust’s investments will be concentrated in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. Values of the securities of such companies may fluctuate due to economic, legal, cultural, geopolitical or technological developments affecting various global real estate industries.

4.	Investment Management Agreement and Other Agreements
Pursuant to an investment management agreement between the Advisor and the Trust, the Advisor is responsible for the daily management of the Trust’s portfolio of investments, which includes buying and selling securities for the Trust, as well as investment research. The Trust pays for investment advisory services and facilities through a fee payable monthly in arrears at an annual rate equal to 0.85% of the average weekly value of the Trust’s managed assets (which includes the amount from the issuance of preferred shares) plus certain direct and allocated expenses of the Advisor incurred on the Trust’s behalf. The Advisor has agreed to waive a portion of its management fee in the amount of 0.25% of the average weekly values of the Trust’s managed assets for the first five years of the Trust’s operations (through February, 2009), and for a declining amount for an additional four years (through February, 2013). During the year ended December 31, 2008, the Trust incurred management fees of $11,767,253, which are net of $4,903,022 in management fees waived by the Advisor.

The Trust has multiple service agreements with The Bank of New York Mellon (“BNYM”) formerly known as The Bank of New York. Under the servicing agreements, BNYM will perform custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BNYM is responsible for the custody of the Trust’s assets. As administrator, BNYM is responsible for maintaining the books and records of the Trust’s securities and cash. As transfer agent, BNYM is responsible for performing transfer agency services for the Trust.

5.	Portfolio Securities
For the year ended December 31, 2008, there were purchases and sales transactions (excluding short-term securities) of $134,924,131 and $735,956,116, respectively.

6.	Federal Income Taxes
The Trust intends to elect to be, and qualify for treatment as, a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). A regulated investment company generally pays no federal income tax on the income and gains that it distributes. The Trust intends to meet the calendar year distribution requirements imposed by the Code to avoid the imposition of a 4% excise tax.

Effective June 29, 2007, the Fund adopted FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period. As of and during the period ended December 31, 2008, the Fund did not have a liability for any unrecognized tax benefits. The Fund

Annual Report ï December 31, 2008 ï 13

ING Clarion Global Real Estate Income Fund ï Notes to Financial Statements continued

recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. Each of the tax years in the three-year period ended December 31, 2008, remains subject to examination by the Internal Revenue Service. Management’s determination regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof.

The Trust distinguishes between dividends on a tax basis and on a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized losses in the components of net assets on the Statement of Assets and Liabilities.

In order to present paid-in capital in excess of par and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to additional paid-in capital, undistributed net investment income and accumulated net realized gains or losses on investments. For the year ended December 31, 2008, the adjustments were to decrease additional paid-in capital by $232,539,932, increase accumulated net realized loss on investments by $16,506,783 and increase undistributed net investment income by $216,033,149 due to the difference in the treatment for book and tax purposes of certain investments. Results of operations and net assets were not affected by these reclassifications.

Capital losses incurred after October 31 (“post-October” capital losses) within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will defer post-October capital losses of $169,421,725 during 2008.

Passive Foreign Investment Company losses incurred after October 31 (“post-October” PFIC losses) within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will defer post-October PFIC losses of $338,095 during 2008.

Information on the tax components of net assets as of December 31, 2008 is as follows:

Net Tax
				Unrealized		Undistributed
Cost of			Net Tax	Depreciation		Long-Term
Investment	Gross Tax	Gross Tax	Unrealized	on Swap	Other	Capital Gains/
for Tax	Unrealized	Unrealized	Appreciation	Contracts and	Temporary	(Accumulated
Purposes	Appreciation	Depreciation	on Investments	Foreign Currency	Differences	Capital Loss)

$1,448,861,119	$42,807,569	$(543,849,912)	$(501,042,343)	$(4,088,272)	$(495,177)	$(169,421,725)

For the years ended December 31, 2008 and December 31, 2007, the tax character of distributions paid, as reflected in the Statements of Changes in Net Assets, were $-and $238,750,661 of ordinary income, $96,116,265 and $140,884,286 of long-term capital gain and $58,420,284 and $- of return of capital, respectively.

7.	Borrowings
The Trust leverages through the issuance of preferred shares, and/or borrowings in an aggregate amount of approximately 35% of the Trust’s capital to buy additional securities. The Trust may borrow from banks or other financial institutions. The use of preferred shares and other borrowing techniques to leverage the common shares can create risks.

The Trust has access to a secured line of credit up to $300,000,000 from BNYM for borrowing purposes. Borrowings under this arrangement bear interest at the Federal funds rate plus 75 basis points. At December 31, 2008, there was no outstanding borrowing in connection with the Trust’s line of credit.

The average daily amount of borrowings during the year ended December 31, 2008 was $80,859, with a related weighted average interest rate of 2.78%. The maximum amount outstanding for the year ended December 31, 2008, was $4,133,000.

8.	Capital
During 2004, the Trust issued 101,000,000 shares of common stock at $15.00. In connection with the Trust’s DRIP plan, the Trust issued 1,524,749 and 106,999 common shares in 2008 and 2007, respectively. At December 31, 2008, the Trust had outstanding common shares of 104,201,527 with a par value of $0.001 per share. The Advisor owned 6,981 shares of the common shares outstanding.

On February 26, 2004, the Trust’s Board authorized the issuance of preferred shares, in addition to the existing common shares, as part of its leverage strategy. Preferred shares issued by the Trust have seniority over the common shares.

The Trust issued 4,000 shares of Preferred Shares Series T28A, 4,000 shares of Preferred Shares Series W28B, 4,000 shares of Preferred Shares Series T28C, 4,000 shares of Preferred Shares Series W28D, 6,200 shares of Preferred Shares Series T7 and 6,200 shares of Preferred Shares Series W7, each with a liquidation value of $25,000 per share plus accumulated and unpaid dividends. Dividends will be accumulated daily at an annual rate set through auction procedures. Distributions of net realized capital gains, if any, will be paid annually. On January 17, 2007, the Trust issued 4,000 shares each of Preferred Shares Series TH and F, respectively, for approximately $197,700,000 (sales proceeds less sales load and offering costs). Consistent with the other preferred shares, each share has a liquidation value of $25,000 per share plus accumulated and unpaid dividends and has seniority over common shares.

An existing owner of preferred shares may sell, transfer or dispose of shares only in an auction, pursuant to a bid or sell order in accordance with the auction procedures, or outside an auction, to or through a broker-dealer. Existing holders will be able to sell all of the preferred shares that are the subject of their submitted sell orders only if there are bidders willing to purchase those shares in the auction. An auction fails when there are an insufficient number of bidders. The governing documents creating each

14 ï Annual Report ï December 31, 2008

ING Clarion Global Real Estate Income Fund ï Notes to Financial Statements continued

series of preferred shares provide for dividends to be paid at either the rate set in the current auction, or at the maximum rate as defined in the governing documents if sufficient clearing bids for the preferred shares are not received in the current auction. Beginning in February 2008, sufficient clearing bids were not received for all series of preferred shares outstanding in the Trust, and therefore, the maximum rates were declared on the respective preferred shares series. A failed auction is not a default. Dividends continue to be paid on the preferred shares at the maximum rate rather than an auction rate. The preferred shares continue to be rated Aaa by Moody’s Investor Services and AAA by Fitch. At December 31, 2008, the Trust has met certain specified asset coverage tests required by the rating agencies as well as the 200% asset coverage test with respect to preferred shares set forth in the Investment Company Act of 1940, as amended.

On March 10, 2008, the Trust redeemed 880 shares of Preferred Shares Series T28A, 880 shares of Preferred Shares Series W28B, 880 shares of Preferred Shares Series T28C, 880 shares of Preferred Shares Series W28D, 1,360 shares of Preferred Shares Series T7, 1,360 shares of Preferred Shares Series W7, 880 shares of Preferred Shares Series TH and 880 shares of Preferred Shares Series F. On October 29, 2008, the Trust redeemed 1,496 shares of Preferred Shares Series T28C. On November 5, 2008, the Trust redeemed 2,312 shares of Preferred Shares Series T7. On November 6, 2008, the Trust redeemed 1,496 shares of Preferred Shares Series W28D and 2,312 shares of Preferred Shares Series W7. On November 7, 2008, the Trust redeemed 1,496 shares of Preferred Shares Series TH7. On November 10, 2008, the Trust redeemed 1,496 shares of Preferred Shares Series F7. On November 12, 2008, the Trust redeemed 1,496 shares of Preferred Shares Series T28A. On November 20, 2008, the Trust redeemed 1,496 shares of Preferred Shares Series W28B.

For the year ended December 31, 2008, the annualized dividend rates ranged from:

	High	Low	At December 31, 2008

Series T28A	5.76%	1.92%	2.04%
Series W28B	6.10	0.73	0.73
Series T28C	6.00	0.59	0.59
Series W28D	5.71	2.36	2.36
Series T7	6.10	0.41	0.50
Series W7	6.21	0.33	0.55
Series TH7	5.96	0.33	0.55
Series F7	5.86	0.33	0.55

The Trust is subject to certain limitations and restrictions while preferred shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Trust from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of preferred shares at their liquidation value.

The holders of preferred shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class. However, holders of preferred shares, voting as a separate class, are also entitled to elect two Trustees. In addition, the Investment Company Act of 1940, as amended, requires that, along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions and (c) change the nature of its business so as to cease to be an investment company.

9.	Indemnifications
The Trust enters into contracts that contain a variety of indemnifications. The Trust’s exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses or current claims or losses pursuant to these contracts.

10.	Accounting Pronouncements
On March 19, 2008, the Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, “Disclosure about Derivatives Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

11.	Subsequent Events
On January 7, 2009, the Trust terminated the existing interest rate swap. The Trust paid $3,845,000 as a termination payment to the Royal Bank of Canada, the counterparty on the swap.

On January 28, 2009, the Board of Trustees announced the issuance of a notice of redemption with respect to the Trust’s outstanding auction-rate preferred securities. Following the completion of the redemptions, 100% of the auction-rate preferred securities will have been redeemed. The redemption payments are scheduled to occur from late February to mid-March depending on the series of preferred stock.

At a Meeting on February 5, 2009, the Board of Trustees approved the merger of the Trust with the ING Clarion Real Estate Income Fund (IIA) (the “Reorganization”), subject to the satisfaction of applicable regulatory requirements and the conditions precedent set forth in the Agreement and Plan of Reorganization between the Trust and IIA (including without limitation the receipt by the Trust of an opinion of counsel to the effect that the Reorganization meets the requirements of a tax-free reorganization under the Internal Revenue Code). The Reorganization requires the approval of a majority of IIA’s outstanding shares, but does not require the approval of the Trust’s shareholders. Although the Board of Trustees has approved it, the Reorganization may not occur if the shareholders of IIA do not approve it or if another condition precedent is not met.

Annual Report ï December 31, 2008 ï 15

ING Clarion Global Real Estate Income Fund
Report of Independent Registered Public Accounting Firm ï

To the Shareholders and Board of Trustees of
ING Clarion Global Real Estate Income Fund

We have audited the accompanying statement of assets and liabilities of the ING Clarion Global Real Estate Income Fund (the “Trust”), including the portfolio of investments, as of December 31, 2008, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Clarion Global Real Estate Income Fund at December 31, 2008, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 27, 2009

16 ï Annual Report ï December 31, 2008

ING Clarion Global Real Estate Income Fund
Supplemental Information ï (unaudited)

Federal Income Tax Information

Qualified dividend income of as much as $- was received by the Trust through December 31, 2008. The Trust intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders, 0.00% of ordinary income distributions for the year ended December 31, 2008 qualified for the corporate dividends-received deduction.

In January 2009, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2008.

Corporate Governance

The Fund’s audit committee charter and nominating committee charter are available on its website at www.ingclarionres.com, and the charters are also available in print to any shareholder who requests it. The Fund submitted its Annual CEO certification for 2008 to the New York Stock Exchange (“NYSE”) on June 9, 2008 stating that the CEO was not aware of any violation by the Fund of the NYSE’s corporate governance listing standards. In addition, the Fund had filed the required CEO/CFO certifications regarding the quality of the Fund’s public disclosure as exhibits to the Forms N-CSR and Forms N-Q filed by the Fund over the past fiscal year. The Fund’s Form N-CSR and Form N-Q filings are available on the Commission’s website at www.sec.gov.

Trustees

The Trustees of the ING Clarion Global Real Estate Income Fund and their principal occupations during the past five years:

				Number of
				Portfolios in
				the Fund
	Term of Office		Principal Occupations	Complex	Other Directorships
Name, Address	and Length of		During The Past	Overseen	Held by
and Age	Time Served(1)	Title	Five Years	by Trustee	Trustee

Interested Trustees:

T. Ritson Ferguson* 201 King of Prussia Road Radnor, PA 19087 Age: 49	3 years/since inception	Trustee, President and Chief Executive Officer	Managing Director and Chief Investment Officer of ING Clarion Real Estate Securities, L.P. (since 1995).	2	Board member of the Community Coalition of Chester County (since 2005) and board member of ING Business Select Ltd. (UK)(2007-present).

Jarrett B. Kling* 201 King of Prussia Road Radnor, PA 19087 Age: 65	3 years/since inception	Trustee	Managing Director of ING Clarion Real Estate Securities, L.P.	2	Trustee of The Hirtle and Callaghan Trust (1995-present); National Trustee of the Boys and Girls Clubs of America (1997-present); Board of Old Mutual Advisor Funds (since 2005); Old Mutual Funds III (2008).

Independent Trustees:

Asuka Nakahara 201 King of Prussia Road Radnor, PA 19087 Age: 53	3 years/since inception	Trustee	Associate Director of the Zell-Lurie Real Estate Center at the Wharton School, University of Pennsylvania (since July 1999); Lecturer of Real Estate at the Wharton School, University of Pennsylvania (since July 1999); Chief Financial Officer of Trammell Crow Co. (January 1, 1996-September 1, 1998); Chief Knowledge Officer of Trammell Crow Co. (September 1, 1998-December 31, 1999).	2	Serves on the Advisory board of the HBS Club of Philadelphia (2000-present); the boards of The Philadelphia Foundation (2004-present), the Children’s Hospital of Philadelphia (2006-present) and Merion Golf Club (2007-present). Former Trustee of Ardmore Presbyterian Church (2002 -2004).

Frederick S. Hammer 201 King of Prussia Road Radnor, PA 19087 Age: 72	3 years/since inception	Trustee	Co-Chairman of Inter-Atlantic Group (since 1994) and a member of its investment committee; Co-Chairman of Guggenheim Securities Holdings, LLC (2002-2003); non-executive.	2	Serves on the Boards of E-Duction, Inc. (2005-2008), Avalon Insurance Holdings, Inc. (2006-present), Homeowners Insurance Corp. (2006-present) and Director of US Fiduciary Corp. (2006-present); Trustee of the Madison Square Boys and Girls Club (1978-2006). Chairman of the Board of Annuity and Life Re (Holdings), Ltd. (1998-2005); Director on the Boards of Tri-Arc Financial Services, Inc. (1989-2004) and Magellan Insurance Co., Ltd. (1989-2004); Director of Medallion Financial Corp. (1999 -2002), IKON Office Solutions, Inc. (1986-1999), VISA International (1978-1989), and Inter-Atlantic Financial, Inc. (2007-present).

Annual Report ï December 31, 2008 ï 17

ING Clarion Real Estate Income Fund ï Supplemental Information continued

				Number of
				Portfolios in
				the Fund
	Term of Office		Principal Occupations	Complex	Other Directorships
Name, Address	and Length of		During The Past	Overseen	Held by
and Age	Time Served(1)	Title	Five Years	by Trustee	Trustee

Richard L. Sutton 201 King of Prussia Road Radnor, PA 19087 Age: 73	3 years/since inception	Trustee	Of Counsel, Morris, Nichols, Arsht & Tunnell (2000-present); Partner, Morris, Nichols, Arsht & Tunnel (1966-2000).	2	Trustee of the Unidel Foundation, Inc. (since 2000); Board of Directors of ING Global Real Estate Securities Ltd. (2006-present), Wilmington Country Club (1999-2004), Grand Opera House, Inc., (1976-1992), University of Delaware Library Associates, Inc. (1981-1999), Wilmington Club (1987-2003), American Judicature Society (1995-1999).

John Bartholdson 201 King of Prussia Road Radnor, PA 19087 Age: 64	3 years/4 years	Trustee/Audit Committee Financial Expert	Senior Vice President, CFO and Treasurer, and a Director of Triumph Group, Inc. (1993-2007).	2	Serves on the Board of Old Mutual Funds, Old Mutual Funds II and Old Mutual Insurance Series Fund (since 2004); Old Mutual Funds III (2008).

(1)	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves. Messrs. Ferguson and Hammer, as Class I Trustees, are expected to stand for re-election at the Trust’s 2011 annual meeting of shareholders; Messrs. Kling and Nakahara, as Class II Trustees, are expected to stand for re-election at the Trust’s 2009 annual meeting of shareholders; Messrs. Sutton and Bartholdson, as Class III Trustees, are expected to stand for re-election at the Trust’s 2010 annual meeting of shareholders.

*	Messrs. Ferguson and Kling are deemed to be interested persons of the Trust as defined in the Investment Company Act of 1940, as amended, due to their positions with the Advisor.

Officers

The Officers of the ING Clarion Global Real Estate Income Fund and their principal occupations during the past five years:

Name, Address, Age		Principal Occupations
and Position(s) Held	Length of	During the Past
with Registrant	Time Served	Five Years and Other Affiliations

Officers:

Jonathan A. Blome 201 King of Prussia Road Radnor, PA 19087 Age: 31 Chief Financial Officer	since 2006	Senior Vice President of ING Clarion Real Estate Securities, L.P. since 2005

William E. Zitelli 201 King of Prussia Road Radnor, PA 19087 Age: 40 Chief Compliance Officer and Secretary	since 2007	Senior Vice President and Chief Compliance Officer of ING Clarion Real Estate Securities, L.P. since 2007

Additional Information

Statement of Additional Information includes additional information regarding the Trustees. This information is available upon request, without charge, by calling the following toll-free telephone number: 1-888-711-4272.

The Trust has delegated the voting of the Trust’s voting securities to the Trust’s advisor pursuant to the proxy voting policies and procedures of the advisor. You may obtain a copy of these policies and procedures by calling 1-888-711-4272. The policies may also be found on the website of the Securities and Exchange Commission (http://www.sec.gov).

Information regarding how the Trust voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Trust at 1-888-711-4272 or by accessing the Trust’s Form N-PX on the Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the SEC website at http://www.sec.gov. The Trust’s Form N-Qs may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

18 ï Annual Report ï December 31, 2008

ING Clarion Global Real Estate Income Fund
Dividend Reinvestment Plan ï (unaudited)

Pursuant to the Trust’s Dividend Reinvestment Plan (the “Plan”), shareholders of the Trust are automatically enrolled, to have all distributions of dividends and capital gains reinvested by The Bank of New York Mellon (the “Plan Agent”) in the Trust’s shares pursuant to the Plan. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting The Bank of New York Mellon, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, which serves as agent for the shareholders in administering the Plan.

After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants’ account, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by open market purchases. If, on the dividend payment date, the NAV is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95% of the market price on the payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal income tax that may be payable on such dividends or distributions.

The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants. Participants that request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission. All correspondence concerning the Plan should be directed to the Plan Agent at BNY Mellon Shareowner Services, P.O. Box 358015, Pittsburgh, PA 15252-8015, Phone Number: (866) 221-1580.

Annual Report ï December 31, 2008 ï 19

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20 ï Annual Report ï December 31, 2008

ING Clarion Global Real Estate Income Fund
           Fund Information ï

Board of Trustees
T. Ritson Ferguson
Jarrett B. Kling
Asuka Nakahara
Frederick S. Hammer
Richard L. Sutton
John Bartholdson

Officers
T. Ritson Ferguson
President and
Chief Executive Officer

Jonathan A. Blome
Chief Financial Officer

William E. Zitelli
Chief Compliance Officer and
Secretary

Investment Advisor
ING Clarion Real Estate Securities, L.P.
201 King of Prussia Road
Radnor, PA 19087
888-711-4272
www.ingclarionres.com

Administrator, Custodian and Transfer Agent
The Bank of New York Mellon
New York, New York

Preferred Shares – Dividend Paying Agent
The Bank of New York Mellon
New York, New York

Legal Counsel
Morgan, Lewis & Bockius, LLP
Washington, DC

Independent Registered Public Accounting Firm
Ernst & Young LLP
Philadelphia, Pennsylvania

Item 2. Code of Ethics.
(a) The Trust has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
(b) Not applicable.
(c) The Trust did not amend its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto. A revised Code of Ethics was, however, adopted by the Board of Trustees on February 18, 2009.
(d) The Trust has not granted a waiver or an implicit waiver from a provision of its Code of Ethics.
(e) Not applicable.
(f) The Trust’s Code of Ethics is attached hereto as an exhibit.
Item 3. Audit Committee Financial Expert.
All of the members of the audit committee have the business and financial experience necessary to understand the fundamental financial statements of a closed-end, registered investment company; further, each member of the committee is financially literate, as such qualification is interpreted by the Board of Trustees in its business judgment. In addition, the Board has determined that John Bartholdson is an “audit committee financial expert” and “independent” as those terms are defined in Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
(a) Audit Fees. The aggregate fees billed from the Trust’s fiscal year ended December 31, 2007 and fiscal year ended December 31, 2008, for professional services rendered by the principal accountant for the audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are as follows:
     2008: $57,500
     2007: $57,000
(b) Audit-Related Fees. The aggregate fees billed from the Trust’s fiscal year ended December 31, 2007 and fiscal year ended December 31, 2008 for professional services rendered for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Trust’s financial statements and are not reported above in Item 4(a) are as follows:

     2008: $0
     2007: $0
(c) Tax Fees. The aggregate fees billed from the Trust’s fiscal year ended December 31, 2007 and fiscal year ended December 31, 2008 for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:
     2008: $10,400
     2007: $6,325
(d) All Other Fees. The aggregate fees billed from the Trust’s fiscal year ended December 31, 2007 and fiscal year ended December 31, 2008 for products and services provided by the principal accountant, other than the services reported above in Items 4(a) through (c) are as follows:
     2008: $0
     2007: $0
(e) Audit Committee Pre-Approval Policies and Procedures.
     (i) The Trust has an Audit Committee Charter in place (the “Charter”) that governs the pre-approval by the Trust’s Audit Committee of all engagements for audit services and all Covered Non-Audit Engagements (as defined in the Charter) provided by the Trust’s independent auditor (the “Independent Auditor”) to the Trust and other “Related Entities” (as defined below). Each calendar year, the Audit Committee will review and re-approve the Charter, together with any changes deemed necessary or desirable by the Audit Committee. The Audit Committee may, from time to time, modify the nature of the services pre-approved, the aggregate level of fees pre-approved, or both.
     “Related Entities” means (i) ING Clarion Real Estate Securities, L.P. (the “Advisor”) or (ii) any entity controlling, controlled by or under common control with the Advisor.
     Between regularly scheduled meetings of the Audit Committee, the Committee Chairman or Audit Committee Financial Expert shall have the authority to pre-approve Covered Non-Audit Engagements, provided that fees associated with such engagement do not exceed $10,000 and the services to be provided do not involve provision of any of the following services by the Independent Auditor: (i) bookkeeping or other services related to the accounting records or financial statements of the audit client; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions; (vii) human resources; (vii) broker dealer, investment advisor or investment banking services; (ix) legal services; or (x) expert services unrelated to the audit.
     Pre-approval shall be required only with respect to non-audit services (i) related directly to the operations and financial reporting of the Trust and (ii) provided to a Related Entity that furnishes ongoing services to the Trust. Such pre-approval shall not apply to non-audit services provided to any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser. Pre-approval by the Audit Committee of such non-audit services shall be effected pursuant to the pre-approval procedures described in the Charter. The Charter shall not be violated if pre-approval of any such non-audit service is not obtained in circumstances in which the pre-approval requirement is waived under applicable rules promulgated by the Securities and Exchange Commission (“SEC”) or the NYSE, in accordance with the Sarbanes Oxley Act.
     Requests for pre-approval of Covered Non-Audit Engagements are submitted to the Audit Committee by the Independent Auditor and by the chief financial officer of the Related Entity for which the non-audit services are to be performed. Such requests must include a statement as to whether, in the view of the Independent Auditor and such officer, (a) the request is consistent with the SEC’s rules on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC. A request submitted between scheduled meetings of the Audit Committee should state the reason that approval is being sought prior to the next regularly scheduled meeting of the Audit Committee.
     Fee levels for all Covered Services to be provided by the Independent Auditor and pre-approved under this Policy will be established annually by the Audit Committee. Any increase in pre-approved fee levels will require specific pre-approval by the Audit Committee.
     The terms and fees of the annual Audit services engagement for the Trust are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions or fees resulting from changes in audit scope, Trust structure or other matters.
     (ii) 100% of the services described in each of Items 4(b) through (d) were approved by the Trust’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) The percentage of hours expended on the principal accountant’s engagement to audit the Trust’s financial statements for the most recent fiscal year attributable to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.
(g) The aggregate non-audit fees billed by the Trust’s accountant for services rendered to the Trust, the Advisor or any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Trust (except for any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) for the fiscal year ended December 31, 2007 and fiscal year ended December 31, 2008 are as follows:
     2008: $133,284
     2007: $130,737
(h) Not applicable.
Item 5. Audit Committee of Listed Registrants.
(a) The Trust has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Trust is comprised of: Frederick S. Hammer, Asuka Nakahara, Richard L. Sutton and John Bartholdson.
(b) Not applicable.

Item 6. Investments.
(a) The schedule of investments is included as part of the report to shareholders filed under Item 1 of this form.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Trust has delegated the voting of proxies relating to its voting securities to the Advisor, pursuant to the proxy voting procedures of the Advisor. The Advisor’s Proxy Voting Policies and Procedures are included as an exhibit hereto.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
(a)	T. Ritson Ferguson

Managing Director and Chief Investment Officer 16 years Experience during past 5 years has been with ING Clarion Real Estate Securities, L.P.

Steven D. Burton Managing Director and Lead Global Portfolio Manager 13 years Experience during past 5 years has been with ING Clarion Real Estate Securities, L.P.

Joseph P. Smith Managing Director and Portfolio Manager 18 years Experience during past 5 years has been with ING Clarion Real Estate Securities, L.P.
Other Accounts Managed (as of December 31, 2008). The Portfolio Managers are also collectively responsible for the day-to-day management of all of ING Clarion Real Estate Securities, L.P.’s (the “Advisor”) other accounts, as indicated by the following table. As Chief Investment Officer of the Advisor, Mr. Ferguson provides oversight for all accounts under management.

				Managed with	Managed with
		Number of	Total Assets	Advisory Fee Based	Advisory Fee Based
Name of Portfolio Managers	Type of Accounts	Accounts Managed	in the Accounts	on Performance	on Performance
T. Ritson Ferguson	Registered Investment
	Companies	24	$8,293,000,000	1	$125,400,000
	Other Pooled
	Investment Vehicles	16	$866,600,000	11	$600,300,000
	Other Accounts	72	$1,655,800,000	3	$218,600,000

Steven D. Burton	Registered Investment
	Companies	22	$7,742,300,000	1	$125,400,000
	Other Pooled
	Investment Vehicles	3	$125,600,000	0	$0

				Managed with	Managed with
		Number of	Total Assets	Advisory Fee Based	Advisory Fee Based
Name of Portfolio Managers	Type of Accounts	Accounts Managed	in the Accounts	on Performance	on Performance
	Other Accounts	55	$1,266,800,000	2	$194,000,000

Joseph P. Smith	Registered Investment
	Companies	20	$7,894,500,000	1	$125,400,000
	Other Pooled
	Investment Vehicles	16	$866,600,000	11	$600,300,000
	Other Accounts	66	$1,626,600,000	3	$218,600,000
Potential Conflicts of Interest. The Advisor does not believe that any material conflicts of interest exist as a result of the Portfolio Managers managing the Trust and managing the other accounts noted above. The investment strategies of the Trust and the other accounts managed by the Portfolio Managers do not materially conflict in any way.
          The Advisor will frequently recommend purchases or sales of the same portfolio securities for the Trust and its other clients. In such circumstances, it will be the policy of the Advisor to allocate purchases and sales among the Trust and its other clients in a manner which the Advisor deems equitable, taking into consideration such factors as size of accounts, concentration of holdings, investment objectives, tax status, cash availability, purchase costs, holding periods and other pertinent factors relative to each account. Simultaneous transactions could adversely affect the ability of the Trust to obtain or dispose of the full amount of a security which it seeks to purchase or sell or the price at which such security can be purchased or sold.
Compensation. Compensation of the Portfolio Managers includes a fixed salary plus a bonus and deferred compensation. The bonus is based upon the profitability of the Advisor which is, in part, dependent upon the value of the total assets under management, including Trust assets. However, compensation is not directly based upon the Trust’s performance nor the value of the Trust’s assets.
Ownership of Trust Shares. The following table indicates the dollar range of securities of the Trust beneficially owned by the Portfolio Managers as of December 31, 2008.

Name of Portfolio Managers	Dollar Value of Trust Shares Beneficially Owned
T. Ritson Ferguson	$100,000-$500,000

Steven D. Burton	$10,001-$50,000

Joseph P. Smith	$0 - $10,000
(b) Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer have evaluated the Trust’s disclosure controls and procedures within 90 days of this filing and have concluded that the Trust’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized, and reported timely.
(b) The Trust’s principal executive officer and principal financial officer are aware of no changes in the Trust’s internal control over financial reporting that occurred during the Trust’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) Code of Ethics.
(a)(2) Certification of chief executive officer and chief financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
(b) Certification of chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
(c) Proxy Voting Policies and Procedures.
(d) Notices to Trust’s common shareholders in accordance with Investment Company Act Section 19(a) and Rule 19a-1.(1)

(1)	The Trust has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the Trust to make the disclosures to the holders of the Trust’s common shares, in addition to the information required by Section 19(a) of the Investment Company Act and Rule 19a-1 thereunder. The Trust is likewise obligated to file with the Commission the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) ING Clarion Global Real Estate Income Fund
By:	/s/ T. Ritson Ferguson
	Name:	T. Ritson Ferguson
	Title:	President and Chief Executive Officer
Date: March 6, 2009
          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ T. Ritson Ferguson
	Name:	T. Ritson Ferguson
	Title:	President and Chief Executive Officer
Date: March 6, 2009

By:	/s/ Jonathan A. Blome
	Name:	Jonathan A. Blome
	Title:	Chief Financial Officer
Date: March 6, 2009